SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT
                             PURSUANT TO SECTION
                             13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported)    July 23, 1999
                                                       -------------------


                          HEMAGEN DIAGNOSTICS, INC.
    -----------------------------------------------------------------------
             (Exact name of Registrant as Specified in Charter)

Delaware                           1-11700              04-2869857
---------------                  ------------           -------------------
(State or other                  (Commission            (IRS Employer
jurisdiction of                  File Number)           Identification No.)
incorporation)


34-40 Bear Hill Road, Waltham, MA                                  02451
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (781) 890-3766
                                                    --------------



                                  FORM 8-K

                                July 23, 1999

Item                                                       Page
----                                                       ----

Item 2.     Acquisition of or Disposal of Assets            1

Item 7.     Financial Statements and Exhibits               2

Signature                                                   3

Exhibits                                                    4


Item 2:  Acquisition of or Disposal of Assets


On July 23, 1999, Hemagen Diagnostics, Inc. (the "Company") sold all of the outstanding stock of its wholly owned subsidiary Cellular Products, Inc. ("CPI") located in Buffalo, New York, to ZeptoMetrix Corporation, a company created by two of CPI's senior managers for the purpose of purchasing CPI. The purchase price was $800,000 cash. This price was negotiated as an arms length transaction.

CPI, a viral lysate manufacturer, also markets a line of research and development products. CPI will continue to supply Hemagen with any necessary raw materials.

All other information required by Item 2 is set forth in the Stock Purchase Agreement filed as Exhibit 2.1 hereto and the registrant's press releases filed as Exhibits 20.1 and 20.2 hereto and is incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits


         a.  Pro Forma Financial Information for the Registrant and
             ------------------------------------------------------
             Cellular Products, Inc.
             -----------------------

             Condensed Pro Forma Financial Statements (Unaudited)        F1

             Pro Forma Condensed Balance Sheet, as of March 31, 1999
             (Unaudited)                                                 F2

             Pro Forma Condensed Statement of Operations, Fiscal
             Year Ended September 30, 1998 (Unaudited)                   F3

             Pro Forma Condensed Statement of Operations, Six Months
             ended March 31, 1999 (Unaudited)                            F4

             Notes to the Pro Forma Condensed Financial Statements
             (Unaudited)                                                 F5

         b.  Exhibits

             Exhibit
               No.                              Title
             -------                            -----

              2.1 Stock sale agreement, dated as of July 19, 1999, between ZeptoMetrix Corporation and Hemagen
                         Diagnostics, Inc.

              20.1       Press Release of Hemagen Diagnostics, Inc., dated
                         July 19, 1999

              20.2       Press Release of Hemagen Diagnostics, Inc., dated
                         July 23, 1999


On July 23, 1999, Hemagen Diagnostics, Inc. (the "Company") sold all of the outstanding stock of its wholly owned subsidiary Cellular Products, Inc. ("CPI") located in Buffalo, New York, to ZeptoMetrix Corporation, a company created by two of CPI's senior managers for the purpose of purchasing CPI. The purchase price was $800,000 cash. This price was negotiated as an arms length transaction.

The unaudited pro forma condensed balance sheet of Hemagen Diagnostics, Inc. ("Hemagen") as of March 31, 1999 assumes the sale of Cellular Products, Inc. ("CPI") occurred on that date.

The unaudited pro forma condensed statements of operations for the year ended September 30, 1998 and the six months ended March 31, 1999 present the results of operations as if the CPI sale had been consummated as of October 1, 1997.

The unaudited pro forma condensed financial statements have been prepared by Hemagen and all calculations have been made based upon assumptions deemed appropriate. The disposal of CPI's assets and liabilities has been presented as if they were sold on the dates indicated. As a result, the actual effect of the CPI sale may differ from the pro forma effect presented herein.

The unaudited pro forma financial information does not purport to be indicative of the results of operations or the financial position which would have actually been obtained if the sale had been consummated on the dates indicated. In addition, the unaudited pro forma financial information does not purport to be indicative of results of operations or financial position which may be achieved in the future.

The unaudited pro forma financial information should be read in conjunction with Hemagen's historical consolidated financial statements and notes thereto contained in the 1998 Annual Report on Form 10-KSB and the Quarterly Report on Form 10-QSB for the quarter ended March 31, 1999.


                 HEMAGEN DIAGNOSTICS, INC. AND SUBSIDIARIES
                      PRO FORMA CONDENSED BALANCE SHEET
                            AS OF March 31, 1999
                                 (UNAUDITED)

                                                                   Pro forma Adjustments
                                                                ----------------------------
                                                Historical       CPI(1)           Other          Pro forma
                                                ----------       ------           -----          ---------

Current Assets:
  Cash and cash equivalents                     $    93,486     $       -      $ 800,000 (2)    $   893,486
  Accounts receivable, net                        2,544,922       161,952              -          2,382,970
  Inventory                                       6,845,147       482,155              -          6,362,992
  Prepaid expenses and other current assets         583,081         9,464              -            573,617
                                                -----------------------------------------------------------

      Total current assets                       10,066,636       653,571        800,000         10,213,065

Property and Equipment, net                       4,197,331       288,992              -          3,908,339

Other Assets                                      1,357,809        15,350              -          1,342,459
                                                -----------------------------------------------------------
                                                $15,621,776     $ 957,913      $ 800,000        $15,463,863
                                                ===========================================================

Current Liabilities:
  Accounts payable and accrued expenses         $ 1,364,578     $ 175,353      $   2,500 (2)   $  1,191,725
  Customer deposits                                 752,121             -              -            752,121
  Deferred revenue                                  104,652             -              -            104,652
  Notes payable                                   2,220,085             -              -          2,220,085
                                                -----------------------------------------------------------
      Total current liabilities                   4,441,436       175,353          2,500          4,268,583
                                                -----------------------------------------------------------

  Subordinated note payable                       1,113,772             -              -          1,113,772

  Intercompany advances                                   -       370,875        370,875 (2)              -


Stockholders' Equity:
  Preferred stock                                         -             -              -                  -
  Common stock                                       78,519             1              1 (2)         78,519
  Additional paid-in capital                     13,440,947       538,590        538,590 (2)     13,440,947
  Retained Earnings (deficit)                    (3,357,261)     (126,906)      (126,906)(2)     (3,342,321)
                                                                                  14,940 (2)
                                                -----------------------------------------------------------

                                                 10,162,205       411,685        426,625         10,177,145
  Receivable from stockholder                        (6,000)            -              -             (6,000)
  Treasury stock                                    (89,637)            -              -            (89,637)
                                                -----------------------------------------------------------
                                                 10,066,568       411,685        426,625         10,081,508
                                                -----------------------------------------------------------
                                                $15,621,776     $ 957,913      $ 800,000        $15,463,863
                                                ===========================================================


See Notes to Pro Forma Condensed Financial Statements.


                 HEMAGEN DIAGNOSTICS, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                   TWELVE MONTHS ENDED SEPTEMBER 30, 1998
                                 (UNAUDITED)

                                                                Pro forma Adjustments
                                                              --------------------------
                                              Historical        CPI(3)          Other         Pro forma
                                              ----------        ------          -----         ---------

Sales                                         $12,327,352     $1,261,627     $ 84,401(4)     $11,150,126

Costs and expenses:
  Cost of product sales                         7,298,563        895,151       84,401(4)       6,487,813
  Research and development                      1,072,696         97,691            -            975,005
  Selling, general and administrative           3,855,215        273,438       10,000(5)       3,591,777
                                              ----------------------------------------------------------
                                               12,226,474      1,266,280       94,401         11,054,595
                                              ----------------------------------------------------------
  Operating income (loss)                         100,878         (4,653)     (10,000)            95,531

Other expense, net                                (90,429)        (1,016)           -            (89,413)
                                              ----------------------------------------------------------
      Net Income (loss)                       $    10,449         (5,669)     (10,000)       $     6,118
                                              ----------------------------------------------------------
Net income per share (basic and dilutive)     $         -                                    $         -
                                              -----------                                    -----------

Weighted average number of common and
common equivalent shares outstanding

  Basic                                         7,836,520                                      7,836,520
                                              ===========                                    ===========

  Diluted                                       7,909,961                                      7,909,961
                                              ===========                                    ===========


See Notes to Pro Forma Condensed Financial Statements.


                 HEMAGEN DIAGNOSTICS, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED MARCH 31, 1999
                                 (UNAUDITED)


                                                              Pro forma Adjustments
                                                             ------------------------
                                              Historical        CPI          Other        Pro forma
                                              ----------        ---          -----        ---------

Sales                                         $8,257,502     $ 450,331     $23,566(4)     $7,830,737

Costs and expenses:
  Cost of product sales                        5,100,718       363,023      23,566(4)      4,761,261
  Research and development                       646,765        91,939           -           554,826
  Selling, general and administrative          2,251,678       144,608       5,000(5)      2,112,070
                                              ------------------------------------------------------
                                               7,999,161       599,570      28,566         7,428,157
                                              ------------------------------------------------------
  Operating income (loss)                        258,341      (149,239)     (5,000)          402,580

Other income (expense), net                     (250,948)          494           -          (251,442)
                                              ------------------------------------------------------
      Net Income (loss)                       $    7,393      (148,745)     (5,000)       $  151,138
                                              ------------------------------------------------------
Net income per share (basic and dilutive)     $        -                                  $     0.02
                                              ----------                                  ----------

Weighted average number of common and
common equivalent shares outstanding

  Basic                                        7,809,060                                   7,809,060
                                              ==========                                  ==========

  Diluted                                      7,809,060                                   7,809,060
                                              ==========                                  ==========


See Notes to Pro Forma Condensed Financial Statements.



                 Hemagen Diagnostics, Inc. and Subsidiaries

              Notes to Pro Forma Condensed Financial Statements
                                 (Unaudited)

The pro forma adjustments to the consolidated balance sheet are as follows:

      (1) To eliminate the assets and liabilities included in the balance sheet of the Company's CPI business as of March 31, 1999

      (2) To reflect the sale of Cellular Products, Inc. ("CPI") to ZeptoMetrix Corporation.

      Cash received at closing                  $800,000

      Estimated costs of sale                      2,500

      Net assets sold                            782,560
                                                --------

            Net gain on sale                    $ 14,940
                                                ========

      (3)   To eliminate the operations of CPI for the entire period.

      (4) To reflect inter-company sales from CPI to Hemagen Diagnostics, Inc. at cost

      (5) To reflect overhead allocation that would not have been eliminated due to sale.



                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Hemagen Diagnostics, Inc.




Dated August 6, 1999                   By: /s/ Carl Franzblau, Ph.D.
                                           -------------------------
                                           Carl Franzblau, Ph.D.
                                           President and Chairman of
                                           the Board of Directors